UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

(June 12, 2023)

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of New Directors

On June 12, 2023, the Board of Directors of Sanmina Corporation (the “Company”) appointed Susan K. Barnes and Mythili Sankaran as members of the Board of Directors of the Company.

Ms. Barnes, 69, served as Chief Financial Officer of Pacific Biosciences of California, Inc., a life sciences technology company, from 2010 through August 2020. From 1997 to 2005, she was Senior Vice President, Finance and Chief Financial Officer of Intuitive Surgical, Inc., a medical device manufacturer. Ms. Barnes has served on several boards of directors of public and private companies, including Northstar Neuroscience, Inc. and RAE Systems Inc.

Ms. Sankaran, 58, has served as the Chief Executive Officer of Neythri.org, a global community of professional South Asian women, which she also founded, and Founding Managing Partner of the Neythri Futures Fund, a venture fund for and by women, since February 2021. She has held several board and board advisory positions with both for-profit and non-profit entities beginning in March 2019, including Room to Read, an education non-profit, and Tune ‘em, a learning experience platform. From 2009 to 2014, Ms. Sankaran served as Senior Executive Director & Head, Western Region for the U.S. India Business Council, which she helped establish as the premier advocacy organization in the US - India corridor. She has held a number of executive, product management and research positions, including at Koollage, a telecom/web startup where she served as Chief Executive Officer, Palmsource, IBM Research Labs, AT&T Bell Labs and Lucent Technologies.

Ms. Barnes and Ms. Sankaran will receive prorated cash and equity compensation for their service through the 2024 Annual Meeting of Stockholders in accordance with the non-employee Board member compensation arrangements previously approved by the Board.

The press release announcing Ms. Barnes’ and Ms. Sankaran’s appointments is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No	Description

Exhibit 99.1	Press Release issued by Sanmina Corporation on June 13, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ Kurt Adzema
Kurt Adzema
Executive Vice President and Chief Financial Officer

Date: June 13, 2023

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